UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 13, 2009
Atlas Energy Resources, LLC
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-33193 (Commission File Number)	75-3218520 (IRS Employer Identification No.)

Westpointe Corporate Center One, 1550 Coraopolis Heights Road,
Moon Township, PA (Address of principal executive offices)	15108 (Zip Code)
Registrant’s telephone number, including area code: 412-262-2830
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Regulation FD Disclosure
     Attached as exhibit 99.1 hereto is the consent of Wright & Company, Inc. for incorporation into the registration statement filed with the Securities and Exchange Commission (File No. 333-160483).
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

99.1	Wright and Company, Inc. consent

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS ENERGY RESOURCES, LLC
	By:	/s/ Matthew A. Jones
Name: Matthew A. Jones
Date: July 13, 2009	Title: Chief Financial Officer